As filed with the Securities and Exchange Commission on July 19, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 18, 2005

FIRST CHARTER CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373

(Address, including zip code, of principal executive offices)

(704) 688-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

     On July 18, 2005, First Charter Corporation announced its financial results for the three and six-month periods ended June 30, 2005. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     On July 19, 2005, as previously announced, First Charter executive management team will review and discuss a presentation of our quarterly results, as well as an update on strategic plans for 2005. The slide package prepared for use by the First Charter Corporation executive management team at this presentation is available at First Charter Corporation’s website, www.firstcharter.com      , and is also furnished herewith as Exhibit 99.2. In addition, all of the information in the presentation is presented as of July 19, 2005 and First Charter Corporation does not assume any obligation to update such information in the future.

     The information included herein, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	News Release disseminated on July 18, 2005 by First Charter Corporation.

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for securities analysts meeting held on July 19, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION
By:	/s/ Charles A. Caswell

Charles A. Caswell
Executive Vice President and Chief Financial Officer

Dated: July 19, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release disseminated on July 18, 2005 by First Charter Corporation.

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for securities analysts meeting held on July 19, 2005.